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                                                                   EXHIBIT 10.32

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Fifth Amendment") is entered into to be effective as of January 1, 1998, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), Imagent Acquisition Corp., a Delaware corporation ("Imagent"), Researchers Acquisition Corp., a Delaware corporation ("Researchers"), Recordex Acquisition Corp., a Delaware corporation ("Recordex"), DPAS Acquisition Corp., a Delaware corporation ("DPAS"), Leonard Archives Acquisition Corp., a Delaware corporation ("Leonard"), Deliverex Acquisition Corp., a Delaware corporation ("Deliverex"), Permanent Records Acquisition Corp., a Delaware corporation ("Permanent"), Deliverex Sacramento Acquisition Corp., a Delaware corporation ("Sacramento"), (F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento are collectively referred to as the "Original Borrowers"), B&B (Baltimore-Washington) Acquisition Corp., a Delaware corporation ("B&B"), Premier Acquisition Corp., a Delaware corporation ("Premier"), Robert A. Cook Acquisition Corp., a Delaware corporation ("Cook"), Peninsula Record Management, Inc., a California corporation ("Peninsula"), RAC (California) Acquisition Corp., a Delaware corporation ("RAC"), California Medical Record Service Acquisition Corp., a Delaware corporation ("California Medical"), Minnesota Medical Record Service Acquisition Corp., a Delaware corporation ("Minnesota Medical"), Texas Medical Record Service Acquisition Corp., a Delaware corporation ("Texas Medical"), ZIA Information Analysis Group, Inc., formerly known as ZIA Acquisition Corp., a Delaware corporation ("Zia"), CH Acquisition Corp., a Delaware Corporation ("CH") and DISC Acquisition Corp., a Delaware corporation ("DISC") (B&B, Premier, Cook, Peninsula, RAC, California Medical, Minnesota Medical, Texas Medical, Zia, CH and DISC are referred to collectively as the "New Borrowers") (the Original Borrowers and the New Borrowers are referred to collectively as the "Borrowers"), Banque Paribas, a bank organized under the laws of the Republic of France, as Agent (the "Agent"), and the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto.

                                    RECITALS

         A. The Original Borrowers, the Agent and the Lenders entered into that certain Credit Agreement dated as of April 18, 1996 (the "Original Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to the Original Borrowers upon the terms and conditions set forth therein;

         B. The Borrowers, certain of the New Borrowers, the Agent and the Lenders entered into that certain First Amendment to Credit Agreement dated as of June 26, 1996, that certain Second Amendment to Credit Agreement dated as of August 30, 1996, that certain Third Amendment to Credit Agreement dated as of December 18, 1996 and that certain Fourth Amendment to Credit Agreement dated as of November 21, 1997 (the Original Credit





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Agreement, as amended, is hereinafter referred to as the "Credit Agreement").

         C. FYI hopes to enter into a new credit facility (the "New Credit Facility") by and among the Borrowers, the Agent and certain other financial institutions.

         D. F.Y.I. and the other Borrowers have requested the Lenders to issue a $10,000,000 irrevocable letter of credit (the "Letter of Credit") for the benefit of the New York State Workers' Compensation Board.

         E. The $10,000,000 Letter of Credit must be issued before the New Credit Facility, if any, is closed.

         F. The Agent and the Lenders desire to accommodate the request of F.Y.I. and the other Borrowers to issue the Letter of Credit under the Credit Agreement and to otherwise amend the Credit Agreement in certain respects as more fully set out herein.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, and the Agent hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Fifth Amendment.

         2. Amendment to Section 2.14. Effective as of the date hereof, the limitations on the aggregate amount of outstanding Letter of Credit Liabilities permitted under the Revolving Credit Loan Commitments and the Term Loan Commitments shall be amended and modified to $2,157,136.90 and $11,242,863.10, respectively, and the aggregate amount of Letter of Credit Liabilities permitted under the Credit Agreement shall not exceed $13,400,000. Without the express written consent of all Lenders, no other Letters of Credit may be issued under the Credit Agreement.

         3. Issuance of Letter of Credit in favor of New York State Workers' Compensation Board. Effective as of the date hereof, the Lenders authorize the Agent to issue the Letter of Credit in the face amount of $10,000,000 to New York State Workers' Compensation Board for the account of F.Y.I. under the Credit Agreement.

         4. New Credit Facility. The Agent and the Borrowers agree that the Letter of Credit will be deemed part of the "Obligations" under the Credit Agreement and will also be deemed to be part of the "Obligations" under the New Credit Facility if and when the New





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Credit Facility is closed.

         5. Prepayment and Reduction of Commitments. If the New Credit Facility does not close or become effective on or before February 28, 1998, (a) the Borrowers shall be required to prepay $10,000,000 on the Term Loans on January 31, 1999; and such prepayment shall be applied in inverse order of maturity, (b) the Term Loan Commitments shall be permanently reduced by $10,000,000 and (c) the Borrowers shall immediately grant to Agent for the benefit of the Lenders a first and prior lien and security interest in $10,000,000 cash.

         6. Representations and Warranties. The representations and warranties made by the Borrowers in the Loan Documents, as the same are amended hereby, are true and correct at the time this Fifth Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date.

         7. Costs. The Borrowers jointly and severally agree to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Fifth Amendment and the transactions preceding and contemplated by this Fifth Amendment including, without limitation, the fees and expenses of counsel to the Agent and the Lenders.

         8.      Miscellaneous.

                 (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Fifth Amendment.

                 (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                 (c) Effect of this Fifth Amendment. The Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Fifth Amendment.

                 (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.





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                 (e)      Counterparts.  This Fifth Amendment may be executed
         by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Fifth Amendment.

                 (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                           BORROWERS:

                                           F.Y.I. INCORPORATED


                                  By:      /s/ David Lowenstein
                                           ----------------------------------
                                           David Lowenstein
                                           Executive Vice President





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                                        IMAGENT ACQUISITION CORP.
                                        RESEARCHERS ACQUISITION CORP.
                                        RECORDEX ACQUISITION CORP.
                                        DPAS ACQUISITION CORP.
                                        LEONARD ARCHIVES ACQUISITION CORP.
                                        DELIVEREX ACQUISITION CORP.
                                        PERMANENT RECORDS ACQUISITION CORP.
                                        DELIVEREX SACRAMENTO ACQUISITION CORP.
                                        B&B (BALTIMORE-WASHINGTON)
                                           ACQUISITION CORP.
                                        PREMIER ACQUISITION CORP.
                                        ROBERT A. COOK ACQUISITION CORP.
                                        PENINSULA RECORD MANAGEMENT, INC.
                                        RAC (CALIFORNIA) ACQUISITION CORP.
                                        CALIFORNIA MEDICAL RECORD SERVICE
                                           ACQUISITION CORP.
                                        MINNESOTA MEDICAL RECORD SERVICE
                                           ACQUISITION CORP.
                                        TEXAS MEDICAL RECORD SERVICE
                                           ACQUISITION CORP.
                                        ZIA INFORMATION ANALYSIS GROUP, INC.
                                        CH ACQUISITION CORP.
                                        DISC ACQUISITION CORP.

                                        By:     /s/ David Lowenstein
                                                ------------------------------
                                                David Lowenstein
                                                Executive Vice President,
                                                acting on behalf of each of
                                                the above


                                        LENDERS:

                                        BANQUE PARIBAS, as Agent and as a Lender



                                        By:     /s/ Clark C. King, III
                                                ------------------------------
                                                Name:  Clark C. King, III
                                                Title: Director





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                                        FIRST SOURCE FINANCIAL LLP

                                        By:   FIRST SOURCE FINANCIAL, INC., its
                                              Agent/Manager


                                        By:   /s/ John Walding
                                              --------------------------------
                                              Name:  John Walding
                                              Title: Vice President


                                        IBJ SCHRODER BANK & TRUST COMPANY


                                        By:   /s/ Mark Minter
                                              --------------------------------
                                              Name:  Mark Minter
                                              Title: Director





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